UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Institutional International Core Equity Fund	April 30, 2013

Highlights

  Non-U.S. stock markets generated solid gains for the six months ended April 30, 2013, buoyed by a modest U.S. economic recovery, stabilization in the eurozone debt crisis, and hopes for renewed economic growth in Japan.

  The Institutional International Core Equity Fund gained 14.01% for the period but lagged the MSCI EAFE Index and its Lipper peer group average.

  Our financials, health care, consumer discretionary, and consumer staples holdings posted the portfolio’s biggest absolute gains, while utilities, energy, and materials shares lagged by a wide margin.

  Although equity valuations are not as attractive as they were a year ago, they remain reasonable, and we continue to find companies doing a good job of controlling costs and growing profits amid an uncertain economic environment.

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Upcoming Shareholder Meeting

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

Manager’s Letter
T. Rowe Price Institutional International Core Equity Fund

Dear Investor

Non-U.S. stock markets generated solid gains for the six months ended April 30, 2013. Investor sentiment gradually improved as the modest U.S. economic recovery continued, the eurozone debt crisis stabilized somewhat, and Japan announced a broad set of economic and monetary policy reforms intended to stimulate growth. Emerging markets trailed, however, amid slower growth in China and slack global commodities demand. The Institutional International Core Equity Fund posted double-digit gains but lagged the MSCI EAFE Index and its Lipper peer group average.

As shown in the Performance Comparison table, the Institutional International Core Equity Fund returned 14.01% for the six months ended April 30, 2013. Our financials, health care, consumer discretionary, and consumer staples holdings posted the portfolio’s biggest absolute gains and outpaced the broader market. Industrials and business services, information technology, and telecommunication services lagged the broad market but still generated double-digit gains. Our materials shares were flat, and utilities and energy shares declined modestly. Our sector allocations versus the MSCI EAFE Index were slightly positive, but stock selection weighed on relative performance.

Market Environment

Most developed equity markets posted solid gains over the past six months. Japan was a standout performer as new leadership announced robust policies to spur growth and reinflate the country’s moribund economy. Shinzo Abe, the country’s new prime minister, announced a wide-ranging set of reforms designed to wrest Japan from the deflationary trap of falling prices and wages that has weighed on the economy for most of the past two decades. “Abenomics” has been most visible through monetary policy, as the Bank of Japan announced aggressive monetary easing and a higher inflation target. The yen fell sharply in response, boosting the competitiveness of Japan’s exporters and improving earnings expectations. While a markedly weaker yen detracted from returns for foreign investors in Japanese stocks, Japanese equities still returned over 30% in U.S. dollar terms over the six-month period.

European markets also registered solid overall gains as concerted central bank actions helped to stabilize the eurozone debt crisis and boost investor sentiment. Widespread austerity measures helped many governments achieve a better balance between revenues and spending, but they were politically contentious and arguably contributed to the ongoing economic recession in many countries. On the corporate front, many European companies have made considerable progress in strengthening balance sheets since the onset of the global financial crisis. Cost cuts and increased emphasis on generating revenues from healthier economies in the U.S. and emerging markets have contributed to better earnings and cash flow generation against Europe’s muted economic backdrop.

While emerging markets economies remained more robust than their developed markets counterparts, their equity markets lagged in the period. Signs of a slowdown in China’s manufacturing sector weighed heavily on prices for natural resources, which proved to be a drag on commodity-oriented markets—particularly in Latin America. Weak commodity prices did not derail Australia’s market, however. Gains in financials and other shares helped to offset weakness in the mining sector, and Australia’s dividend-friendly environment continued to lure overseas investors searching for yield.

Portfolio Highlights and Positioning

Financials stocks were the portfolio’s strongest absolute contributors over the six-month period, but stock selection and a modest underweight hurt returns relative to our benchmark. Commercial banks were among our top performers. Sumitomo Mitsui Trust Holdings, the largest domestic trust banking group in Japan, surged on optimism surrounding the Japanese equity market and particularly on the benefits that banks would accrue through increased fees and commissions, stronger sales of investment products, and improved profit margins. Japan’s Sony Financial weighed heavily on results, however, as investors became concerned that aggressive stimulus measures would drive down yields on the company’s sovereign debt portfolio. We added to our position on price weakness, however, in the belief that the company should benefit over the long term from its leading position in an affluent market with an aging population. Australia & New Zealand Banking shares rose as investors rotated money away from the country’s relatively weak commodities sector into financials. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Norway’s DNB bounced back from some short-term capital concerns amid economic strength in its core Scandinavian markets. European insurers also had a good run. German insurer Munich Re benefited from the combination of a good pricing environment, fewer claims, and an excellent management team. French life insurer AXA rallied as management shifted its focus to writing business in better markets to ameliorate the hit to margins from a low interest rate environment. We added to our overall exposure to financials during the period, which included reestablishing a position in French bank BNP Paribas. We are attracted by the company’s favorable valuation, a stable, if not spectacular, retail banking environment in France, and BNP’s sizeable exposure to healthier markets in the U.S. and Asia.

Our consumer discretionary holdings also performed well in absolute terms. An overweight to the sector aided relative results, but some stocks gave back gains after previous outperformance. Japanese automakers Toyota Motor and Honda Motor were among our strongest contributors. These companies have gone a long way toward restructuring their supply chains following the 2011 tsunami and nuclear crisis and rose amid expectations that a weaker yen would boost the attractiveness of Japan’s exports. Media firm WPP was another top contributor as the company continues to manage costs effectively while it expands into higher-growth digital media and emerging markets and holds its own in the slower-growth U.S. and European markets. Shares of UK homebuilder Persimmon again posted strong results. The company excels in buying land at depressed valuations, resulting in a very attractive development portfolio. Management also continued to make good on a pledge to return an extraordinary amount of capital to shareholders through dividends over the next several years, providing a further boost to shares. Volkswagen weighed on the portfolio’s performance as the German automaker’s earnings came in lower than expected, due in part to weakness in its core European market. Management lowered guidance for the remainder of the year, but we continue to like the stock due to the company’s growing U.S. market share and its strong position in China and other emerging markets, and it should be poised to rebound nicely if we see Europe improve. Shares of Nikon sold off due to lower-than-expected results in its higher-end camera businesses. China’s Parkson Retail was another detractor. The company has grown revenues as China shifts to a consumer-oriented economy, but increased costs associated with an effort to expand have eaten into profit margins.

Our health care shares turned in double-digit gains and outpaced the broader market by a significant margin, while an overweight versus the MSCI benchmark boosted relative results. As in our last report, pharmaceutical firms were particularly strong, with Sanofi, Bayer, and GlaxoSmithKline among the portfolio’s top overall performers. Sanofi has a strong management team, which has done a good job cutting costs and rationalizing the company’s product portfolio to emphasize growth, and the stock surged as patent issues receded. Bayer benefited from a solid product pipeline in its core pharmaceutical business and its growing, high value-added agricultural business. Glaxo had a disappointing 2012 amid a weak pricing environment but rebounded nicely due to cost-cutting and a decent product pipeline, particularly in respiratory drugs. We established a position in Miraca Holdings, a Japanese medical diagnostic and testing company that should benefit from favorable demographic trends.

Our industrials and business services stocks scored good gains but trailed the broader market by a slim margin. Stock selection hampered performance versus our benchmark, while an underweight position had little impact. Central Japan Railway, which runs the bullet train between the country’s two primary business hubs in Tokyo and Osaka, benefited on hopes of renewed growth in the Japanese economy. Factory automation equipment maker Mitsubishi Electric performed well on expectations of strength in Japan’s manufacturing sector and increasing efficiencies and industrialization in the key Chinese market. Airplane engine maker Rolls-Royce Holdings was a solid contributor due to strength in its commercial aviation business and favorable results from its growing contract service model. Singapore’s Sembcorp Industries detracted due to uncertainties in its marine business and a weak outlook for the Singapore power market. Japanese trading company Mitsui stumbled due to weakening global commodities demand and a negative outlook for Chinese steel consumption. We established a position in Australian logistics company Toll Holdings, which we expect to benefit from long-term growth in Australia’s resource and industrial distribution and storage markets.

Positions in the utilities, energy, and materials sectors significantly lagged the broader markets. European utility companies, including Germany’s E.ON and France’s GDF Suez, struggled during the period due to heightened regulatory concerns and a weak pricing environment because of reduced industrial activity. Energy services company Saipem fell after management assured investors that it would not sacrifice profit margins to obtain business and then proceeded to do precisely that. Oil companies Statoil, BG Group, and Royal Dutch Shell underperformed in a weak pricing environment. Canadian gold miner Agnico Eagle Mines stumbled as gold prices declined sharply, and reduced demand from China weighed on Chilean copper miner Antofagasta. We continue to like both companies, however. Agnico operates in mining-friendly countries in North America, South America, and northern Europe and has one of the best management teams in the business. Antofagasta is the best copper miner in the world and should benefit over the long term from constrained supply and rising global demand. Belgian precious metals recycler Umicore was another detractor amid reduced cyclical demand. But as with Agnico and Antofagasta, we continue to like this company’s long-term prospects: It is very well managed and is a market leader in an industry with extremely high barriers to entry and growing long-term demand.

In terms of geographic positioning, European stocks continue to account for the bulk of the portfolio, in large part due to the high number of well-established, large-cap companies in the region. Although policymakers have made significant progress stabilizing the region’s financial crisis, we remain underweight Europe versus the MSCI EAFE Index amid ongoing economic malaise. The risk-averse atmosphere has resulted in opportunities to purchase some high-quality companies selling at compelling valuations. We prefer markets in the healthier economies of northern Europe; however, we have been looking at high-quality stocks in markets that were hardest hit over the past few years and have taken some of the boldest steps to address longstanding structural imbalances. An ongoing theme is our focus on companies looking outside their home markets for opportunities to grow revenues, especially in faster-growing emerging markets.

Japan is our second-largest country allocation. We remain underweight relative to the index, which weighed on relative returns as the Japanese markets surged. The country’s shift toward stimulative monetary and fiscal policies has weakened the yen, which has provided a substantial boost to Japanese exporters and spurred a tenuous increase in consumer spending. Investor sentiment has improved markedly as a result. While this shot of economic adrenaline has revived the patient, major surgery is still required to address chronic, long-term structural challenges in the Japanese economy. We await signs of progress on key labor market and regulatory reforms, which are likely to be very difficult to implement in political terms and uncertain in outcome.

The Pacific ex-Japan region is our third-largest geographic allocation, and we have a modest overweight versus our benchmark. Growth has slowed somewhat, but the region’s economies continue to expand, driven by positive long-term trends toward increased urbanization, industrialization, and domestic consumption. Australia’s commodity producers have been hurt by slower demand growth in China, but the country’s economy should benefit over the long term from growing trade with the economies of China and Southeast Asia. Adding to their attraction, Australian companies typically have strong corporate governance and shareholder-friendly policies.

Among emerging markets, we maintain a modest allocation to Latin America. Although economic growth is slowing, particularly in Brazil, prospects remain strong compared with much of the developed world. High debt levels are not an issue in many of these economies, employment levels are healthy, wages are on the rise, and the “wealth effect” has the potential to create robust consumer demand for years to come.

Investment Outlook

We remain generally optimistic on the long-term prospects for non-U.S. equities. Policymakers continue to provide more monetary and fiscal support than investors expected, which is lifting sentiment and equity prices in many developed non-U.S. markets. Equity markets should also benefit from at least a marginal shift from low-yielding bond and money funds into stocks. Concerns about the European debt crisis have eased somewhat, and we believe there are opportunities among higher-quality European equities. In Japan, markets have been even more positively influenced by policy aimed at lifting inflation and asset prices. Weaker growth, lower commodity prices, and higher inflation continue to challenge many emerging countries, but valuations are now more attractive relative to developed markets, and their long-term economic potential remains strong.

The road ahead is not without risks, however. Loose monetary policies have provided a welcome boost to investor sentiment but, in many instances, have yet to spur significant economic growth. If growth doesn’t return as hoped, there may be precious few tools left in the toolboxes of developed market policymakers. If growth does return, it could lead to inflationary pressures and place government and central bank leaders in a difficult position as policies designed to dampen inflation could derail fragile recoveries. In either event, profound challenges loom as leaders must decide how and when they will ultimately unwind their stimulative monetary policies without breaking their budgets, economies, or financial markets.

The current environment is certainly challenging, but we continue to find companies doing a good job of controlling costs and growing profits amid uncertain economic growth. Although equity valuations are not as attractive as they were a year ago, they remain reasonable relative to historical levels, and stocks continue to offer dividend yields that are unusually competitive with bond yields. We will continue to leverage our independent global research platform to uncover compelling investment opportunities, focusing on companies that are able to grow earnings through sound business models regardless of short-term economic uncertainty.

Respectfully submitted,

Raymond A. Mills

Chairman of the fund’s Investment Advisory Committee

May 21, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Portfolio Highlights

Performance and Expenses

T. Rowe Price Institutional International Core Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Core Equity Fund
April 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/13	Value 10/31/12
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	$ –	$ 1,129	$ 412
Totals			$ –	$ 1,129	$ 412

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,129
Dividend income	–
Interest income	–
Investment income	$ –
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Core Equity Fund
April 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $67,146)	$	72,801
Dividends receivable		226
Cash		22
Receivable for investment securities sold		4
Foreign currency (cost $1)		1
Other assets		517
Total assets		73,571
Liabilities		
Payable for investment securities purchased		393
Investment management fees payable		22
Due to affiliates		10
Other liabilities		409
Total liabilities		834
NET ASSETS	**$**	**72,737**
Net Assets Consist of:		
Undistributed net investment income	$	449
Accumulated undistributed net realized loss		(2,681)
Net unrealized gain		5,653
Paid-in capital applicable to 6,402,271 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		69,316
NET ASSETS	**$**	**72,737**
NET ASSET VALUE PER SHARE	**$**	**11.36**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/13
Investment Income (Loss)	
Dividend income (net of foreign taxes of $81)	$ 974
Expenses	
Investment management	218
Prospectus and shareholder reports	5
Custody and accounting	77
Registration	16
Legal and audit	14
Directors	1
Miscellaneous	9
Reductions of fees and expenses	
Investment management fees waived	(89)
Total expenses	251
Net investment income	723
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	460
Foreign currency transactions	(7)
Net realized gain	453
Change in net unrealized gain / loss	
Securities	7,735
Other assets and liabilities denominated in foreign currencies	1
Change in net unrealized gain / loss	7,736
Net realized and unrealized gain / loss	8,189
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 8,912**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Core Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Core Equity Fund
April 30, 2013 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Core Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 27, 2010. The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $5,255,000 and $4,459,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $2,990,000 of available capital loss carryforwards, which expire as follows: $134,000 in fiscal 2019; $2,856,000 have no expiration.

At April 30, 2013, the cost of investments for federal income tax purposes was $67,224,000. Net unrealized gain aggregated $5,575,000 at period-end, of which $11,573,000 related to appreciated investments and $5,998,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $89,000 were waived during the six months ended April 30, 2013. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $512,000 remain subject to repayment by the fund at April 30, 2013.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 44,643 shares of the fund, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total return since-inception, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) and total expense ratio were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013